Exhibit 99.1

Slide Presentation of Insituform Technologies, Inc.

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Insituform® - Vertical Integration

- R & D
- Manufacturing
- Wetout
- Logistics
- Installation
- Quality Control
- Video Processing

Insituform

© 2006 Insituform Technologies, Inc.

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Insituform®'s Global Presence

World Headquarters
Worldwide Office Location

© 2006 Insituform Technologies, Inc.

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Insituform®'s Technology Solutions-iTAP™

Typical Water Tap Configuration w/ Pipe Lining

Host Pipe: Ductile Iron, Cast Iron, Carbon Steel, Asbestos Cement, etc.
Water Corporation Valve:
Red Brass or perhaps Cast Iron
Thermopipe or PE Liner

© 2006 Insituform Technologies, Inc.

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Insituform®'s Technology Solutions- iTAP™

© 2006 Insituform Technologies, Inc.

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[Insituform Logo]

Water Finance & Investment Summit

Alexander J. Buehler
Vice President of Marketing and Technology

Insituform Technologies®, Inc.
November 2006

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This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Insituform’s current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company’s expectations regarding the growth of its markets and the results to be achieved from its initiatives. Insituform assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law. Investors are advised to review the Company’s annual, quarterly and periodic reports filed with the Securities and Exchange Commission.

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Insituform® At a Glance

● Approximately $600 million revenue in 2005

● 2,300 employees

● 40 countries

● Headquartered in St. Louis, MO

● ISO 9001 Certified

● Vertically integrated

● Applications in sewer, water, oil and gas, and other

● Other services (project financing)

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Insituform®’s History

● Pioneered cured-in-place pipe (CIPP) technology. First installation in 1971

● Developed network of licensees throughout the world

● Acquired licensees in North America and Europe

● Driven gains in productivity to decrease costs to owners ($100 to $23 per foot)

● More than 68 million feet of pipe rehabilitated using CIPP to date

● Developed over 40 patents for trenchless applications

● Recently launched Mississippi Textiles Corporation (MTC), Insituform
BlueTM, Insituform Financial ServicesSM, and Insituform® Asia Limited

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Insituform® - Vertical Integration

● R & D

● Manufacturing

● Wetout

● Logistics                            [photos]

● Installation

● Quality Control

● Video Processing

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Insituform®’s Global Presence

[maps]

● Operating in 40 countries on 4 continents

● Worldwide name brand/name recognition

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Insituform®’s Technology Solutions-
iTAPTM

            [line art]

● Trenchless application

● Mechanical seal with
rubber gasket

● Tested to 300 psi

● Negligible effect on flow

● Long-term testing pending

● Brass sealing nut

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Insituform®’s Technology Solutions-
 iTAPTM

[video]

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Insituform®’s Technology Solutions- PolyFlex™/PolyFold™

● Minimal disruption

● Reduction of site noise,
pollution and safety concerns

● Ability to negotiate multiple
bends                                    [photo]

● Rapid installation

● Uses existing main
● Available from 4” – 63”

● Does not reduce flow capacity

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Insituform®’s Technology Solutions- Thermopipe™

● Structural integrity

● Thin wall, close fit

● Polyester-reinforced polyethylene

● Distribution mains

● Installation length up to 1,500 feet                [photo]

● Diameter range of 3” – 12”

● Bends up to 45 degrees

● Pressure rating up to 230 psi

● Over 700,000’ installed worldwide

● End fittings and service connection
adapters available for all sizes

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Insituform®’s Technology Solutions-
 PPL®

● Diameter ranges from 8 to 60”

● Suitable for cast/ductile iron, steel,
asbestos cement, RCP and
thermoplastic pipes

● Thin wall and close fit                        [photo]

● Flexibility to negotiate horizontal and
vertical bends up to 90°

● Small site footprint

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Insituform Technologies®, Inc.
November 2006